UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2008
ULTA SALON, COSMETICS & FRAGRANCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33764	36-3685240
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)
1000 Remington Blvd., Suite 120
Bolingbrook, Illinois 60440
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (630) 410-4800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Press Release

Item 2.02 Results of Operations and Financial Condition.
     On March 19, 2008, Ulta Salon, Cosmetics & Fragrance, Inc. (“Ulta”) issued a press release regarding its financial results for the fiscal year ended February 2, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report.
     The information in this Section 2.02, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (b) On March 19, 2008 Ulta announced that Mr. Bruce Barkus would be leaving effective March 21, 2008. A copy of the press release is filed as Exhibit 99.2 to this report. Mr. Barkus’ duties will be assumed by existing management. In connection with his departure he will receive severance equal to one year of base salary in exchange for the execution of a general release of claims and non-compete.
     (e) On March 17, 2008 the Compensation Committee agreed to grant Ms. Lyn Kirby, Ulta’s Chief Executive Officer, the following options in exchange for a commitment from Ms. Kirby to remain with Ulta through March, 2011:
•	Options to purchase 625,000 shares with a grant date of March 24, 2008, at an exercise price equal to the greater of (i) the closing price of Ulta’s stock on the grant date, or (ii) the average of the closing prices for Ulta’s stock during the period March 19, 2008 — April 4, 2008. These options will vest and become exercisable in three installments on the date Ulta releases its earnings in 2009, 2010 and 2011 for each fiscal year as follows:
o	250,000 — fiscal year 2008-2009 earnings release date in 2009

o	250,000 — fiscal year 2009-2010 earnings release in 2010

o	125,000 — fiscal year 2010-2011 earnings release in 2011
•	Options to purchase 200,000 shares with a grant date in 2009 on the third trading date following the date Ulta releases its earnings for fiscal 2008-2009, at an exercise price equal to the greater of (i) the closing price of Ulta’s stock on the grant date, or (ii) the average of the closing prices for Ulta’s stock during the twelve trading days following the fiscal 2008-2009 earnings release. Such options will vest and become exercisable in two equal installments in 2010 and 2011 on the date Ulta releases its earnings for fiscal years 2009-2010 and 2010-2011.
•	Options to purchase 200,000 shares with a grant date in 2010 on the third trading date following the date Ulta releases its earnings for fiscal 2009-2010, at an exercise price equal to the greater of (i) the closing price of Ulta’s stock on the grant date, or (ii) the average of the closing prices for Ulta’s stock during the twelve trading days following the fiscal 2009-2010 earnings release. Such options will vest and become exercisable 100% in 2011 on the date Ulta releases its earnings for fiscal year 2010-2011.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Ulta Salon, Cosmetics & Fragrance, Inc. on March 19, 2008 announcing financial results for the fiscal year ended February 2, 2008 furnished herewith.

99.2	Press release issued by Ulta Salon, Cosmetics & Fragrance, Inc. on March 19, 2008 announcing the departure of Mr. Bruce Barkus, the Company’s Chief Operating Officer, filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA SALON, COSMETICS & FRAGRANCE, INC.
Date: March 19, 2008	By:	/s/ Robert S. Guttman
Robert S. Guttman
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Ulta Salon, Cosmetics & Fragrance, Inc. on March 19, 2008 announcing financial results for the fiscal year ended February 2, 2008 furnished herewith.

99.2	Press release issued by Ulta Salon, Cosmetics & Fragrance, Inc. on March 19, 2008 announcing the departure of Mr. Bruce Barkus, the Company’s Chief Operating Officer, filed herewith.